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                                                                   EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

  As independent public accountants, we hereby consent to the incorporation of our report included in this Annual Report on Form 10-K for the year ended December 31, 1997 into Mobile Telecommunication Technologies Corp.'s previously filed Registration Statements on Form S-8, File Nos. 33-31617, 33-42494, 33-55722, 33-62032 and 33-64853 and Registration Statement on Form S-3, File No. 333-16245.

                                          ARTHUR ANDERSEN LLP

Jackson, Mississippi,
March 27, 1998.